UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4551

Smith Barney Equity Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31
Date of reporting period: January 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

                The Annual Report to Stockholders is filed herewith.

Smith Barney
Social Awareness Fund

A N N U A L   R E P O R T

JANUARY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Social Awareness Fund

Annual Report • January 31, 2006

What’s Inside

	Letter from the Chairman	I
	Manager Overview	1
	Fund at a Glance	5
	Fund Expenses	6
	Fund Performance	8

	Historical Performance	9

	Schedule of Investments	10

	Statement of Assets and Liabilities	17

	Statement of Operations	18
Fund Objective
The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund also normally invests between 15% and 35% of its assets in fixed-income securities.	Statements of Changes in Net Assets	19
	Financial Highlights	20
	Notes to Financial Statements	23
	Report of Independent Registered Public Accounting Firm	34
	Board Approval of Management Agreement	35
	Additional Information	41
	Additional Shareholder Information	45
	Important Tax Information	46

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment managers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through January 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments nine additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.

For the one-year period ended January 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 10.37%. Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap,[v] Russell 1000,vi and Russell 2000vii Indexes returning 21.45%, 12.07%, and 18.89%, respectively. From an investment style perspective, value stocks continued to outperform growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 13.63% and 11.57%, respectively, over the reporting period.

Smith Barney Social Awareness Fund	I

As the year began, it was widely expected that both short- and long-term yields would rise sharply. This panned out with short-term rates, as two-year Treasury yields rose from 3.29% to 4.54% over the 12-month period ended January 31, 2006. However, over the same period long-term yields experienced a less dramatic increase, with 10-year Treasuries moving from 4.15% to 4.53%. At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,[x] returned 1.80%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing

II	Smith Barney Social Awareness Fund

and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 23, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
v	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
x

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Smith Barney Social Awareness Fund	III

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Manager Overview

CHARLES P.	ELLEN S. CAMMER	EUGENE J. KIRKWOOD
GRAVES III, CFA	Portfolio Manager	Portfolio Manager
Portfolio Manager

Special Shareholder Notice

Effective April 7, 2006, the Smith Barney Social Awareness Fund will be renamed the Legg Mason Partners Social Awareness Fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a market slide early in 2005, for most of the year the equity markets remained fairly flat. Despite a rising-interest rate environment and a number of geopolitical and macroeconomic issues, including high energy prices and the Gulf hurricanes, most major equity indexes traded in a narrow range. A brief market rally in November helped produce modest gains for calendar year 2005. The market underwent another short but powerful rally in the first week of the new year, and as a result, the 12-month period ended January 31st showed considerably stronger returns than the 2005 calendar year: the S&P 500 Indexi returned only 4.91% for the 2005 calendar year, but that return more than doubled, to 10.37%, for the 12 months ended January 31st.

Turning to the fixed income markets, they generated a modest 1.80% gain over the 12-month reporting period, based on the return of the Lehman Brothers U.S. Aggregate Index.ii For much of the period, short-term interest rates rose in concert with the Federal Reserve Board’s (“Fed”)iii interest rate hikes, while long-term bond yields were surprisingly flat. However, toward the end of the year, long-term yields also rose due to inflationary concerns and speculation about the Fed’s actions in 2006.

Looking at the Socially Responsible Investing (“SRI”) marketplace, according to a recent study, SRI’s popularity continues to grow as SRI assets have increased by almost 260% in the past decade, outpacing the growth of the broader universe of assets under management in the U.S. In the past two years alone, assets in socially screened mutual funds and other pooled products rose by 18.5%, from $151 billion to $179 billion.iv

Smith Barney Social Awareness Fund 2006 Annual Report	1

Performance Review

For the 12 months ended January 31, 2006, Class A shares of the Smith Barney Social Awareness Fund, excluding sales charges, returned 2.20%. In comparison, the Fund’s unmanaged benchmarks, the S&P 500 Index and the Lehman Brothers Government/Credit Bond Indexv, returned 10.37% and 1.48%, respectively, for the same period. The Lipper Flexible Portfolio Funds Category Average1 increased 10.52% over the same time frame.

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)
	6 Months	12 Months
Social Awareness Fund—Class A Shares	0.33%	2.20%
S&P 500 Index	4.67%	10.37%
Lehman Brothers Government/Credit Bond Index	0.58%	1.48%
Lipper Flexible Portfolio Funds Category Average	5.64%	10.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent monthend, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned –0.06% and Class C shares returned 0.00% over the six months ended January 31, 2006. Excluding sales charges, Class B shares returned 1.34% and Class C shares returned 1.50% over the twelve months ended January 31, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 418 funds for the 6-month period and among the 394 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. The Fund’s fixed income segment of the portfolio performed better than the fixed income benchmark for the period, while the equity portion of the portfolio, which accounts for the majority of the assets, underperformed the equity benchmark for the same period.

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 394 funds in the Fund’s Lipper category, and excluding sales charges.

2	Smith Barney Social Awareness Fund 2006 Annual Report

What were the leading contributors to performance?

A. In terms of the Fund’s equity portfolio, stock selection and strong performance in the financials sector was a significant contributor to performance for the period. Among individual stocks, major contributors to performance included holdings in Teva Pharmaceutical Industries Ltd. and Amgen Inc. in health care, BP PLC in energy, and Lehman Brothers Holdings Inc. and Zions Bancorporation, both in financials. All five positions were still held by the Fund at the end of the period.

In the fixed income portion of the portfolio, our decision to extend its duration as yields rose proved beneficial for performance. In addition, we positioned the portfolio in anticipation of a flattening yield curve. This enhanced results as the yield curve flattened over the period with short-term yields rising sharply while longer-term yields rose to a lesser extent. Finally, an overweight to mortgage-backed securities in the fall of 2005 enhanced performance as they performed well.

What were the leading detractors from performance?

A. On the equity side of the portfolio, despite strong returns in the Fund’s energy holdings, an underweight to the sector, which was the best-performing area in the benchmark index for the period due largely to the record-high prices for oil, negatively affected Fund performance relative to the benchmark. Poor performance among the Fund’s information technology (“IT”), industrials and consumer discretionary holdings also hurt performance. Individual stocks that detracted from performance included positions in Dell Inc. in IT, Tyco International Ltd. in industrials, Boston Scientific Corp. in health care, ConAgra Foods Inc. in consumer staples and Family Dollar Stores Inc. in consumer discretionary. The Fund closed its position in ConAgra Foods Inc. during the period, but still held shares of the other four leading detractors as of January 31st.

From a fixed income perspective, having an overweight to intermediate-term corporate bonds was a drag on results as they lagged the overall market. In addition, our positioning in longer-term Treasuries detracted from results. During the reporting period, this segment of the market generated some of the best returns and not owning enough of these securities detracted from relative performance

Q. Were there any significant changes to the Fund during the reporting period?

A. In the fall of 2005, we adjusted the overall asset allocation of the portfolio by increasing the fixed income portion by approximately 3%. At the end of the reporting period, the portfolio’s overall asset mix was approximately 75% equity and 25% fixed income.

Smith Barney Social Awareness Fund 2006 Annual Report	3

Thank you for your investment in the Smith Barney Social Awareness Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Charles P. Graves III, CFA,	Ellen S. Cammer,	Eugene J. Kirkwood,
Vice President and	Vice President and	Vice President and
Investment Officer	Investment Officer	Investment Officer

February 23, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: BP PLC, Sponsored ADR (3.4%), Wells Fargo & Co. (2.1%), Cisco Systems Inc. (2.1%), Zions Bancorporation (2.0%), Eli Lilly & Co. (2.0%), News Corp., Class A Shares (2.0%), Danaher Corp. (2.0%), Amgen Inc. (2.0%), American International Group Inc. (1.9%), and Time Warner Inc. (1.8%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2006 were: Financials (17.8%), Government Securities (15.6%), Consumer Discretionary (12.6%), Information Technology (12.6%) and Health Care (10.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
ii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and assetbacked issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	Source: Social Investment Forum, 2005 Report on Socially Responsible Investing Trends in the United States; 10-YEAR REVIEW, January 24, 2006.
v	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

4	Smith Barney Social Awareness Fund 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Common Stocks

Corporate Bonds & Notes

U.S. Government & Agency Obligations

Mortgage-Backed Securities

Collateralized Mortgage Obligations

Asset-Backed Security

Short-Term Investment

0.0%

20.0%

40.0%

60.0%

January 31, 2006

0.5%

0.3%

1.2%

4.6%

9.7%

10.2%

73.5%

80.0%

As a Percent of Total Investments

Smith Barney Social Awareness Fund 2006 Annual Report	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.33%	$1,000.00	$1,003.30	1.17%	$5.91
Class B	(0.06)	1,000.00	999.40	2.04	10.28
Class C	0.00	1,000.00	1,000.00	1.87	9.43
(1)	For the six months ended January 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Smith Barney Social Awareness Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or backend sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.31	1.17%	$5.96
Class B	5.00	1,000.00	1,014.92	2.04	10.36
Class C	5.00	1,000.00	1,015.78	1.87	9.50
(1)	For the six months ended January 31, 2006.
(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Social Awareness Fund 2006 Annual Report	7

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	2.20%	1.34%	1.50%
Five Years Ended 1/31/06	(0.68)	(1.48)	(1.39)
Ten Years Ended 1/31/06	6.85	6.01	6.07
Inception* through 1/31/06	8.52	8.21	7.18
	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	(2.92)%	(3.58)%	0.51%
Five Years Ended 1/31/06	(1.69)	(1.65)	(1.39)
Ten Years Ended 1/31/06	6.30	6.01	6.07
Inception* through 1/31/06	8.10	8.21	7.18

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (1/31/96 through 1/31/06)	94.00%
Class B (1/31/96 through 1/31/06)	79.33
Class C (1/31/96 through 1/31/06)	80.24
(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B and C shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

8	Smith Barney Social Awareness Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Social Awareness Fund vs. the Lehman Brothers Government/Credit Bond Index and S&P 500 Index† (January 1996 – January 2006)

$45,000

40,000

35,000

30,000

25,000

20,000

15,000

10,000

5,000

0

1/96

1/97

1/98

1/99

1/00

1/01

1/02

1/03

1/04

1/05

1/06

Smith Barney Social Awareness Fund – Class B Shares

Lehman Brothers Government/Credit Bond Index

S&P 500 Index

$23,657

$18,055

$17,933

†

Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1996, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2006. The Lehman Brothers Government/Credit Bond Index is a combination of the government and corporate bond indexes, including U.S. Treasury and agency securities and yankee bonds. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Social Awareness Fund 2006 Annual Report	9

Schedule of Investments (January 31, 2006)
SMITH BARNEY SOCIAL AWARENESS FUND

Shares	Security	Value

COMMON STOCKS — 73.9%
CONSUMER DISCRETIONARY — 8.9%
Internet & Catalog Retail — 0.6%
66,500	IAC/InterActiveCorp. *	$1,929,830
Media — 4.6%
46,800	McGraw-Hill Cos. Inc.	2,388,672
403,400	News Corp., Class A Shares	6,357,584
319,900	Time Warner Inc.	5,607,847
	Total Media	14,354,103
Multiline Retail — 1.5%
96,700	Family Dollar Stores Inc.	2,315,965
45,700	Target Corp.	2,502,075
	Total Multiline Retail	4,818,040
Specialty Retail — 2.2%
59,300	Bed Bath & Beyond Inc. *	2,218,413
118,800	Home Depot Inc.	4,817,340
	Total Specialty Retail	7,035,753
	TOTAL CONSUMER DISCRETIONARY	28,137,726
CONSUMER STAPLES — 8.1%
Beverages — 1.4%
75,800	PepsiCo Inc.	4,334,244
Food & Staples Retailing — 2.5%
89,700	CVS Corp.	2,490,072
179,800	Sysco Corp.	5,516,264
	Total Food & Staples Retailing	8,006,336
Household Products — 4.2%
79,400	Colgate-Palmolive Co.	4,358,266
83,300	Kimberly-Clark Corp.	4,758,096
68,250	Procter & Gamble Co.	4,042,448
	Total Household Products	13,158,810
	TOTAL CONSUMER STAPLES	25,499,390
ENERGY — 4.4%
Energy Equipment & Services — 1.0%
31,700	GlobalSantaFe Corp.	1,935,285
15,500	Noble Corp.	1,246,820
	Total Energy Equipment & Services	3,182,105
Oil, Gas & Consumable Fuels — 3.4%
147,972	BP PLC, Sponsored ADR	10,699,855
	TOTAL ENERGY	13,881,960

See Notes to Financial Statements.

10	Smith Barney Social Awareness Fund 2006 Annual Report

Schedule of Investments (January 31, 2006) (continued)
Shares	Security	Value

FINANCIALS — 14.1%
Capital Markets — 3.5%
30,400	Lehman Brothers Holdings Inc.	$4,269,680
44,000	Merrill Lynch & Co. Inc.	3,303,080
54,300	Morgan Stanley	3,336,735
	Total Capital Markets	10,909,495
Commercial Banks — 4.1%
105,700	Wells Fargo & Co.	6,591,452
80,600	Zions Bancorporation	6,373,042
	Total Commercial Banks	12,964,494
Consumer Finance — 1.7%
101,700	American Express Co.	5,334,165
Diversified Financial Services — 1.8%
139,132	JPMorgan Chase & Co.	5,530,497
Insurance — 3.0%
89,225	American International Group Inc.	5,840,668
20	Berkshire Hathaway Inc., Class A Shares *	1,789,800
23,100	Hartford Financial Services Group Inc.	1,899,513
	Total Insurance	9,529,981
	TOTAL FINANCIALS	44,268,632
HEALTH CARE — 11.0%
Biotechnology — 1.9%
84,500	Amgen Inc. *	6,159,205
Health Care Equipment & Supplies — 0.8%
115,100	Boston Scientific Corp. *	2,517,237
Health Care Providers & Services — 0.9%
35,400	WellPoint Inc. *	2,718,720
Pharmaceuticals — 7.4%
112,500	Eli Lilly & Co.	6,369,750
91,600	Johnson & Johnson	5,270,664
147,600	Pfizer Inc.	3,790,368
124,600	Teva Pharmaceutical Industries Ltd., Sponsored ADR	5,311,698
74,500	Watson Pharmaceuticals Inc. *	2,465,205
	Total Pharmaceuticals	23,207,685
	TOTAL HEALTH CARE	34,602,847
INDUSTRIALS — 9.4%
Air Freight & Logistics — 1.4%
58,400	United Parcel Service Inc., Class B Shares	4,374,744
Airlines — 1.3%
250,962	Southwest Airlines Co.	4,130,835
Commercial Services & Supplies — 1.2%
64,500	Avery Dennison Corp.	3,853,230

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2006 Annual Report	11

Schedule of Investments (January 31, 2006) (continued)
Shares	Security	Value

Industrial Conglomerates — 2.4%
34,400	3M Co.	$2,502,600
198,700	Tyco International Ltd.	5,176,135
	Total Industrial Conglomerates	7,678,735
Machinery — 3.1%
109,000	Danaher Corp. (b)	6,173,760
40,700	Illinois Tool Works Inc.	3,430,603
	Total Machinery	9,604,363
	TOTAL INDUSTRIALS	29,641,907
INFORMATION TECHNOLOGY — 12.0%
Communications Equipment — 3.4%
353,000	Cisco Systems Inc. *	6,555,210
75,800	Motorola Inc.	1,721,418
128,400	Nokia Oyj, Sponsored ADR	2,359,992
	Total Communications Equipment	10,636,620
Computers & Peripherals — 4.6%
163,800	Dell Inc. *	4,800,978
218,700	EMC Corp. *	2,930,580
46,000	International Business Machines Corp.	3,739,800
94,800	Network Appliance Inc. *	2,957,760
	Total Computers & Peripherals	14,429,118
Internet Software & Services — 0.4%
35,000	Yahoo! Inc. *	1,201,900
IT Services — 1.3%
98,200	Automatic Data Processing Inc.	4,314,908
Semiconductors & Semiconductor Equipment — 1.5%
140,100	Intel Corp.	2,979,927
61,800	Texas Instruments Inc.	1,806,414
	Total Semiconductors & Semiconductor Equipment	4,786,341
Software — 0.8%
46,000	Electronic Arts Inc. *	2,510,680
	TOTAL INFORMATION TECHNOLOGY	37,879,567
MATERIALS — 3.3%
Chemicals — 1.6%
43,500	Air Products & Chemicals Inc.	2,683,515
45,800	Praxair Inc.	2,412,744
	Total Chemicals	5,096,259
Metals & Mining — 1.7%
165,600	Alcoa Inc.	5,216,400
	TOTAL MATERIALS	10,312,659

See Notes to Financial Statements.

12	Smith Barney Social Awareness Fund 2006 Annual Report

Schedule of Investments (January 31, 2006) (continued)
Shares		Security	Value

TELECOMMUNICATION SERVICES — 2.0%
Diversified Telecommunication Services — 2.0%
88,900		BellSouth Corp.	$2,557,653
114,700		Verizon Communications Inc.	3,631,402
		TOTAL TELECOMMUNICATION SERVICES	6,189,055
UTILITIES — 0.7%
Multi-Utilities — 0.7%
57,600		PG&E Corp. (b)	2,149,056
		TOTAL COMMON STOCKS
		(Cost — $161,450,914)	232,562,799

Face Amount	Rating‡

CORPORATE BONDS & NOTES — 10.2%
Airlines — 0.1%
$196,076	A+	Southwest Airlines Co., Pass-Through Certificates, Series A3,
		8.700% due 7/1/11	210,934
Capital Markets — 1.2%
2,000,000	A+	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H,
		4.500% due 7/26/10	1,953,210
2,000,000	A+	Merrill Lynch & Co. Inc., Medium-Term Notes, Series C,
		5.000% due 1/15/15	1,954,140
		Total Capital Markets	3,907,350
Commercial Banks — 0.6%
2,000,000	AA-	Wells Fargo Bank NA, Subordinated Notes, 4.750% due 2/9/15	1,930,732
Computers & Peripherals — 0.6%
2,000,000	A+	International Business Machines Corp., Medium-Term Notes,
		4.375% due 6/1/09	1,969,112
Consumer Finance — 0.6%
2,000,000	A+	American Express Credit Corp., 5.000% due 12/2/10	1,998,842
Diversified Financial Services — 1.3%
2,000,000	A	Countrywide Home Loans Inc., Medium-Term Notes,Series J,
		5.500% due 8/1/06	2,006,712
2,000,000	A	HSBC Finance Corp., Notes, 4.125% due 12/15/08	1,949,992
		Total Diversified Financial Services	3,956,704
Diversified Telecommunication Services — 0.6%
2,000,000	BBB+	Telecom Italia Capital SA, 5.250% due 11/15/13	1,945,832
Media — 2.1%
1,500,000	BBB	CBS Corp., 5.625% due 5/1/07	1,506,085
1,000,000	BBB+	Comcast Corp., Notes, 5.300% due 1/15/14	971,945
		Walt Disney Co., Senior Notes:
2,000,000	A-	7.000% due 3/1/32	2,269,062
2,000,000	A-	Series B, 6.750% due 3/30/06	2,006,404
		Total Media	6,753,496

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2006 Annual Report	13

Schedule of Investments (January 31, 2006) (continued)
Face Amount	Rating‡	Security	Value

Multiline Retail — 0.7%
$2,000,000	A+	Target Corp., Notes, 5.875% due 3/1/12	$2,088,802
Road & Rail — 0.8%
2,000,000	BBB+	Norfolk Southern Corp., Senior Notes, 7.250% due 2/15/31	2,396,838
Specialty Retail — 0.9%
3,000,000	AA	Home Depot Inc., Senior Notes, 3.750% due 9/15/09	2,888,217
Wireless Telecommunication Services — 0.7%
2,000,000	A-	Sprint Capital Corp., 6.125% due 11/15/08	2,051,758
		TOTAL CORPORATE BONDS & NOTES
		(Cost — $32,404,417)	32,098,617
ASSET-BACKED SECURITY — 0.3%
Automobiles — 0.3%
1,025,000	AAA	Harley-Davidson Motorcycle Trust, Series 2003-4, Class A2,
		2.690% due 4/15/11 (Cost — $1,011,443)	994,872
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
1,911,469	AAA	Federal Home Loan Mortgage Corp. (FHLMC), Series R003, Class AG,
		5.125% due 10/15/15	1,899,474
2,000,000	AAA	Federal National Mortgage Association (FNMA), Series 2003-67,
		Class GN, PAC, 3.500% due 1/25/25	1,956,675
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
		(Cost — $3,870,382)	3,856,149
MORTGAGE-BACKED SECURITIES — 4.6%
FHLMC — 1.8%
		Federal Home Loan Mortgage Corp. (FHLMC):
1,917,353		Conventional Loan, 5.097% due 9/1/34 (a)	1,892,355
3,773,444		Gold, 5.000% due 3/1/19-11/1/20	3,732,642
		Total FHLMC	5,624,997
FNMA — 2.8%
		Federal National Mortgage Association (FNMA):
3,582,939		5.500% due 9/1/18-1/1/33	3,568,984
370		6.500% due 3/1/29	380
1,691,056		5.000% due 10/1/34	1,637,808
1,769,307		4.101% due 2/1/35 (a)	1,721,479
1,982,756		Conventional Loan, 5.000% due 9/1/35	1,916,916
		Total FNMA	8,845,567
		TOTAL MORTGAGE-BACKED SECURITIES
		(Cost — $14,674,280)	14,470,564

See Notes to Financial Statements.

14	Smith Barney Social Awareness Fund 2006 Annual Report

Schedule of Investments (January 31, 2006) (continued)
Face Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.8%
U.S. Government Agencies — 2.9%
	Federal Home Loan Mortgage Corp. (FHLMC):
$3,000,000	3.500% due 9/15/07	$2,942,778
2,000,000	6.875% due 9/15/10	2,169,960
	Federal National Mortgage Association (FNMA):
2,000,000	4.375% due 7/17/13	1,928,254
2,000,000	4.625% due 10/15/14	1,972,118
	Total U.S. Government Agencies	9,013,110
U.S. Government Obligations — 6.9%
	U.S. Treasury Bonds:
2,000,000	7.500% due 11/15/16	2,484,454
1,500,000	7.125% due 2/15/23	1,913,907
4,500,000	6.000% due 2/15/26	5,224,045
	U.S. Treasury Notes:
2,500,000	3.625% due 4/30/07	2,472,073
2,000,000	6.500% due 2/15/10	2,145,470
1,500,000	5.000% due 8/15/11	1,536,974
2,000,000	4.250% due 11/15/14	1,957,110
2,000,000	4.000% due 2/15/15	1,920,626
2,097,140	Inflation Indexed, 2.000% due 7/15/14	2,101,483
	Total U.S. Government Obligations	21,756,142
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $30,810,786)	30,769,252
	TOTAL INVESTMENTS BEFORE SHORT-TERM
	INVESTMENT (Cost — $244,222,222)	314,752,253
SHORT-TERM INVESTMENT — 0.5%
Repurchase Agreement — 0.5%
1,601,000

Interest in $592,697,000 joint tri-party repurchase agreement dated
1/31/06 with Banc of America Securities LLC, 4.450% due 2/1/06;
Proceeds at maturity — $1,601,198; (Fully collateralized by various
U.S. government & agency obligations, 0.000% to 7.125% due
11/15/07 to 2/25/19; Market value — $1,633,022)

	(Cost — $1,601,000)	1,601,000
	TOTAL INVESTMENTS — 100.5% (Cost — $245,823,222#)	316,353,253
	Liabilities in Excess of Other Assets — (0.5)%	(1,675,305)
	TOTAL NET ASSETS — 100.0%	$314,677,948

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2006.
(b)	See Note 11 to the financial statements.
#	Aggregate cost for federal income tax purposes is $246,884,463.
See page 16 for definitions of ratings.
Abbreviations used in this schedule:
ADR – American Depositary Receipt
PAC – Planned Amortization Cost

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2006 Annual Report	15

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay princi pal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s Investors Service, or Fitch Ratings Service.

16	Smith Barney Social Awareness Fund 2006 Annual Report

Statement of Assets and Liabilities (January 31, 2006)
ASSETS:
Investments, at value (Cost — $245,823,222)	$316,353,253
Cash	481
Dividends and interest receivable	1,269,144
Receivable for Fund shares sold	141,315
Prepaid expenses	25,591
Total Assets	317,789,784
LIABILITIES:
Payable for securities purchased	1,529,695
Payable for Fund shares repurchased	1,067,074
Investment management fee payable	177,356
Transfer agent fees payable	160,497
Distribution fees payable	49,219
Deferred compensation payable	43,030
Trustees’ fees payable	2,680
Accrued expenses	82,285
Total Liabilities	3,111,836
Total Net Assets	$314,677,948

NET ASSETS:
Par value (Note 6)	$14,921
Paid-in capital in excess of par value	234,740,525
Undistributed net investment income	30,506
Accumulated net realized gain on investments and futures contracts (Note 11)	9,361,965
Net unrealized appreciation on investments (Note 11)	70,530,031
Total Net Assets	$314,677,948
Shares Outstanding:
Class A	10,526,766
Class B	3,581,134
Class C	812,778
Net Asset Value:
Class A (and redemption price)	$21.06
Class B*	$21.14
Class C*	$21.21
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$22.17

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2006 Annual Report	17

Statement of Operations (For the year ended January 31, 2006)
INVESTMENT INCOME:
Dividends	$4,194,785
Interest	3,602,774
Less: Foreign taxes withheld	(15,820)
Total Investment Income	7,781,739
EXPENSES:
Investment management fee (Note 2)	1,978,104
Distribution fees (Notes 2 and 4)	1,669,941
Transfer agent fees (Notes 2 and 4)	629,446
Administration fees (Note 2)	294,458
Shareholder reports (Note 4)	88,941
Legal fees	50,060
Registration fees	49,420
Trustees’ fees (Note 2)	46,025
Audit and tax	33,600
Custody fees	30,958
Insurance	9,433
Miscellaneous expenses	24,643
Total Expenses	4,905,029
Net Investment Income	2,876,710
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 1, 3 AND 11):
Net Realized Gain (Loss) From:
Investments	15,270,121
Futures contracts	(758,380)
Net Realized Gain	14,511,741
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(11,442,896)
Futures contracts	313,365
Change in Net Unrealized Appreciation/Depreciation	(11,129,531)
Net Gain on Investments and Futures Contracts	3,382,210
Increase in Net Assets From Operations	$6,258,920

See Notes to Financial Statements.

18	Smith Barney Social Awareness Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended January 31,)

	2006	2005

OPERATIONS:
Net investment income	$2,876,710	$3,443,768
Net realized gain (Note 11)	14,511,741	10,489,393
Change in net unrealized appreciation/depreciation (Note 11)	(11,129,531)	153,396
Increase in Net Assets From Operations	6,258,920	14,086,557
DISTRIBUTIONS TO SHAREHOLDERS FROM
(NOTES 1 AND 5):
Net investment income	(3,615,968)	(3,448,928)
Net realized gains	(8,815,800)	(13,700,141)
Decrease in Net Assets From Distributions to Shareholders	(12,431,768)	(17,149,069)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	24,765,721	30,814,479
Reinvestment of distributions	11,710,903	16,180,348
Cost of shares repurchased	(98,741,645)	(79,269,760)
Decrease in Net Assets From Fund Share Transactions	(62,265,021)	(32,274,933)
Decrease in Net Assets	(68,437,869)	(35,337,445)
NET ASSETS:
Beginning of year	383,115,817	418,453,262
End of year*	$314,677,948	$383,115,817
*Includes undistributed net investment income of:	$30,506	$338,429

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2006 Annual Report	19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class A Shares(1)	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Year	$21.43		$21.59		$17.26		$20.77		$25.50
Income (Loss) From Operations:
Net investment income	0.23		0.24		0.18		0.25		0.29	(2)
Net realized and unrealized gain (loss)	0.23		0.61		4.43		(3.50)		(4.07	)(2)

Total Income (Loss) From Operations	0.46		0.85		4.61		(3.25)		(3.78)
Less Distributions From:
Net investment income	(0.27)		(0.25)		(0.24)		(0.26)		(0.31)
Net realized gains	(0.56)		(0.76)		(0.04)		—		(0.64)

Total Distributions	(0.83)		(1.01)		(0.28)		(0.26)		(0.95)
Net Asset Value, End of Year	$21.06		$21.43		$21.59		$17.26		$20.77
Total Return(3)	2.20	%(5)	4.05	%(5)	26.92	%(5)	(15.76	)%(5)	(14.99)%

Net Assets, End of Year (000s)	$221,736		$263,581		$286,640		$237,680		$308,856
Ratios to Average Net Assets:
Gross expenses	1.15%		1.18%		1.20%		1.25%		1.23%
Net expenses	1.15		1.15	(4)	1.20		1.25		1.23
Net investment income	1.07		1.12		0.96		1.32		1.30	(2)

Portfolio Turnover Rate	29%		42%		45%		56%		43%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended January 31, 2002, those amounts would have been $0.30, $(4.08), and 1.34% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager voluntarily waived a portion of its fees.
(5)	See Note 11 to the financial statements.

See Notes to Financial Statements.

20	Smith Barney Social Awareness Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class B Shares(1)	2006		2005		2004		2003		2002

Net Asset Value, Beginning of Year	$21.51		$21.65		$17.31		$20.81		$25.51
Income (Loss) From Operations:
Net investment income	0.05		0.07		0.03		0.10		0.11	(2)
Net realized and unrealized gain (loss)	0.24		0.61		4.43		(3.52)		(4.05	)(2)
Total Income (Loss) From Operations	0.29		0.68		4.46		(3.42)		(3.94)
Less Distributions From:
Net investment income	(0.10)		(0.06)		(0.08)		(0.08)		(0.12)
Net realized gains	(0.56)		(0.76)		(0.04)		—		(0.64)
Total Distributions	(0.66)		(0.82)		(0.12)		(0.08)		(0.76)
Net Asset Value, End of Year	$21.14		$21.51		$21.65		$17.31		$20.81
Total Return(3)	1.34	%(5)	3.25	%(5)	25.87	%(5)	(16.45	)%(5)	(15.63)%

Net Assets, End of Year (000s)	$75,702		$98,552		$110,204		$97,729		$138,313
Ratios to Average Net Assets:
Gross expenses	2.00%		1.99%		2.00%		2.06%		2.00%
Net expenses	2.00		1.96	(4)	2.00		2.06		2.00
Net investment income	0.23		0.31		0.16		0.51		0.50	(2)

Portfolio Turnover Rate	29%		42%		45%		56%		43%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended January 31, 2002, those amounts would have been $0.12, $(4.06), and 0.54% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager voluntarily waived a portion of its fees.
(5)	See Note 11 to the financial statements.

See Notes to Financial Statements.

Smith Barney Social Awareness Fund 2006 Annual Report	21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class C Shares(1)	2006		2005		2004		2003		2002

Net Asset Value, Beginning of Year	$21.57		$21.72		$17.37		$20.89		$25.59
Income (Loss) From Operations:
Net investment income	0.08		0.08		0.05		0.11		0.13	(2)
Net realized and unrealized gain (loss)	0.24		0.61		4.45		(3.53)		(4.07	)(2)

Total Income (Loss) From Operations	0.32		0.69		4.50		(3.42)		(3.94)
Less Distributions From:
Net investment income	(0.12)		(0.08)		(0.11)		(0.10)		(0.12)
Net realized gains	(0.56)		(0.76)		(0.04)		—		(0.64)
Total Distributions	(0.68)		(0.84)		(0.15)		(0.10)		(0.76)
Net Asset Value, End of Year	$21.21		$21.57		$21.72		$17.37		$20.89
Total Return(3)	1.50	%(5)	3.28	%(5)	25.99	%(5)	(16.40	)%(5)	(15.57)%
Net Assets, End of Year (000s)	$17,240		$20,983		$21,609		$19,778		$27,282
Ratios to Average Net Assets:
Gross expenses	1.87%		1.92%		1.93%		2.00%		1.94%
Net expenses	1.87		1.88	(4)	1.93		2.00		1.94
Net investment income	0.35		0.39		0.24		0.57		0.59	(2)
Portfolio Turnover Rate	29%		42%		45%		56%		43%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended January 31, 2002, those amounts would have been $0.14, $(4.08), and 0.63% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager voluntarily waived a portion of its fees.
(5)	See Note 11 to the financial statements.

See Notes to Financial Statements.

22	Smith Barney Social Awareness Fund 2006 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Smith Barney Social Awareness Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Equity Funds (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates, as a substitute for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Smith Barney Social Awareness Fund 2006 Annual Report	23

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

24	Smith Barney Social Awareness Fund 2006 Annual Report

Notes to Financial Statements (continued)

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$—	$(1)	$1
(b)	431,335	(431,335)	—
(a)	Reclassifications are primarily due to rounding.
(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed-income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Smith Barney Fund Management LLC (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid the Manager a fee calculated at an annual rate of 0.55% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets.

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

Under the new Investment Management agreement, effective December 1, 2005, the Fund pays the Manager a management fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended January 31, 2006, the Fund paid transfer agent fees of $379,376 to CTB. In addition, for the period ended January 31, 2006, the Fund paid $6,025 to other Citigroup affiliates for shareholder recordkeeping services.

Smith Barney Social Awareness Fund 2006 Annual Report	25

Notes to Financial Statements (continued)

The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended January 31, 2006, CGM, PFS, their affiliates and LMIS received sales charges of approximately $269,000 on sales of the Fund’s Class A shares. In addition, for the period ended January 31, 2006, CDSCs paid to CGM, PFS, their affiliates and LMIS were approximately:

	Class B	Class C
CDSCs	$93,000	$1,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of January 31, 2006, the Fund has accrued $43,030 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26	Smith Barney Social Awareness Fund 2006 Annual Report

Notes to Financial Statements (continued)

3.  Investments

During the year ended January 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$56,618,104	$42,992,305
Sales	119,349,774	25,133,230

At January 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$75,488,536
Gross unrealized depreciation	(6,019,746)
Net unrealized appreciation	$69,468,790

4.  Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$608,769	$395,001	$51,904
Class B	867,307	209,033	33,072
Class C	193,865	25,412	3,965
Total	$1,669,941	$629,446	$88,941

Smith Barney Social Awareness Fund 2006 Annual Report	27

Notes to Financial Statements (continued)

5.  Distributions to Shareholders by Class

	Year Ended January 31, 2006	Year Ended January 31, 2005

Net Investment Income
Class A	$3,123,730	$3,084,701
Class B	384,298	285,735
Class C	107,940	78,492
Total	$3,615,968	$3,448,928
Net Realized Gains
Class A	$6,175,692	$9,391,243
Class B	2,151,938	3,573,971
Class C	488,170	734,927
Total	$8,815,800	$13,700,141

6. Shares of Beneficial Interest

At January 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2006		Year Ended January 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	859,049	$18,193,942	982,511	$21,028,910
Shares issued on reinvestment	413,168	8,699,221	554,657	11,716,948
Shares repurchased	(3,043,506)	(64,483,109)	(2,517,581)	(53,626,310)
Net Decrease	(1,771,289)	$(37,589,946)	(980,413)	$(20,880,452)
Class B
Shares sold	246,326	$5,234,767	329,921	$7,077,989
Shares issued on reinvestment	116,258	2,458,952	175,024	3,700,107
Shares repurchased	(1,363,642)	(28,968,454)	(1,013,311)	(21,676,063)
Net Decrease	(1,001,058)	$(21,274,735)	(508,366)	$(10,897,967)
Class C
Shares sold	62,822	$1,337,012	125,989	$2,707,580
Shares issued on reinvestment	26,057	552,730	35,960	763,293
Shares repurchased	(248,679)	(5,290,082)	(184,419)	(3,967,387)
Net Decrease	(159,800)	$(3,400,340)	(22,470)	$(496,514)

28	Smith Barney Social Awareness Fund 2006 Annual Report

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended January 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$5,379,359	$3,448,928
Net Long-term Capital Gains	7,052,409	13,700,141
Total Distributions Paid	$12,431,768	$17,149,069

As of January 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$73,536
Undistributed long-term capital gains — net	10,423,206
Total undistributed earnings	10,496,742
Other book/tax temporary differences (a)	(43,030)
Unrealized appreciation/(depreciation) (b)	69,468,790
Total accumulated earnings — net	$79,922,502
(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make

Smith Barney Social Awareness Fund 2006 Annual Report	29

Notes to Financial Statements (continued)

clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Fund’s investment manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

30	Smith Barney Social Awareness Fund 2006 Annual Report

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

Smith Barney Social Awareness Fund 2006 Annual Report	31

Notes to Financial Statements (continued)

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM’s and SBAM’s ability to perform investment management services relating to the Fund.

11. Prospectus Restriction

In conjunction with the Fund’s principal investment strategy and selection process, the Manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund seeks to avoid investing in a company if the Manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held after January 31, 2006, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003 as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. As of January 31, 2006, the unrealized appreciation and realized gains for these securities, included in the Statement of Operations, was $3,279,487 and $345,181, respectively.

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005. The realized gain on the sales of these investments that was included in the Fund’s Statement of Operations for the year-ended January 31, 2006 was $958,184.

32	Smith Barney Social Awareness Fund 2006 Annual Report

Notes to Financial Statements (continued)

Excluding the effect of the unrealized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2003, would have been lower by approximately 0.07%, for each respective class.

Excluding the effect of the unrealized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2004, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains, on these investments, from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class.

Smith Barney Social Awareness Fund 2006 Annual Report	33

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees Smith Barney Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Social Awareness Fund, a series of Smith Barney Equity Funds, as of January 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Social Awareness Fund as of January 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York March 31, 2006

34	Smith Barney Social Awareness Fund 2006 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Equity Funds - Smith Barney Social Awareness Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

Smith Barney Social Awareness Fund	35

Board Approval of Management Agreement (unaudited) (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “flexible portfolio funds” by Lipper, showed that, although the Fund’s performance for each of the 1- and 3-year periods was below the median, the Fund’s performance for the 5- and 10-year periods was within the median range. Management noted that the Fund’s equity portfolio exhibited a growth bias and believes the peer group has a core or value tilt bias and that this had contributed to the Fund’s below median performance for the 1- and 3-year periods. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

36	Smith Barney Social Awareness Fund

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 11 retail front-end load funds (including the Fund) classified as “flexible portfolio funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were well within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Contractual Management Fee of the Fund was reduced commencing July 1, 2004, and the full benefit of this reduction was therefore not reflected in the Lipper report. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Smith Barney Social Awareness Fund	37

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the

38	Smith Barney Social Awareness Fund

Board Approval of Management Agreement (unaudited) (continued)

“New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

Smith Barney Social Awareness Fund	39

Board Approval of Management Agreement (unaudited) (continued)

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xi) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xv) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

40	Smith Barney Social Awareness Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Social Awareness Fund (“Fund”) are managed under the direction of the Smith Barney Equity Fund’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL33455 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

Smith Barney Social Awareness Fund	41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President, and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	182	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Formerly Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)

				N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)

				N/A	N/A

42	Smith Barney Social Awareness Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ellen S. Cammer CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1954	Vice President and Investment Officer	Since 1996	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A

Charles P. Graves III, CFA CAM 100 First Stamford Place 7th Floor Stamford, CT 06902 Birth Year: 1962	Vice President and Investment Officer	Since 2001	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A

Eugene J. Kirkwood CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Vice President and Investment Officer	Since 2003	Director of CAM; Investment Officer of SBFM	N/A	N/A

Ted P. Becker CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of
Compliance at Legg Mason
& Co., LLC, (2005-Present);
Chief Compliance Officer
with certain mutual funds
associated with Legg Mason
(since 2006); Managing
Director of Compliance at
CAM (2002-2005). Prior to
2002, Managing Director-
Internal Audit & Risk Review
at Citigroup Inc.

				N/A	N/A

John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of CAM
(since 2004); Chief
Anti-Money Laundering
Compliance Officer with
certain mutual funds
associated with Legg
Mason (since 2006); prior
to August 2004, Chief AML
Compliance Officer with
TD Waterhouse

				N/A	N/A

Smith Barney Social Awareness Fund	43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and
General Counsel of Global
Mutual Funds for CAM
and its predecessor;
Secretary and Chief Legal
Officer of certain mutual
funds associated with
Legg Mason (since 2003);
Formerly Secretary of CFM
(from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successors has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

44	Smith Barney Social Awareness Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: (1) to approve a new Management agreement and (2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and/or broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

New Management Agreement	7,935,466.198	283,515.597	464,987.264	282,883.000

2. Election of Trustees†

Nominees:	Votes For	Authority Withheld	Abstentions

Lee Abraham	8,450,306.801	494,344.661	26,181.880
Jane F. Dasher	8,462,870.430	481,781.032	26,181.880
Richard E. Hanson, Jr.	8,452,817.016	491,834.446	26,181.880
Paul Hardin	8,451,968.989	492,682.473	26,181.880
Roderick C. Rasmussen	8,448,726.509	495,924.953	26,181.880
John P. Toolan	8,449,060.600	495,590.862	26,181.880
R. Jay Gerken	8,452,867.939	491,783.523	26,181.880

† Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

Smith Barney Social Awareness Fund	45

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2006:

Record Date:	3/23/2005	6/24/2005	8/18/2005	9/27/2005	12/8/2005	12/27/2005
Payable Date:	3/29/2005	6/29/2005	8/19/2005	9/30/2005	12/9/2005	12/30/2005
Ordinary Income
Qualified Dividend
Income for Individuals	88.49%	100.00%	73.46%	100.00%	—	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	75.61%	100.00%	43.78%	100.00%	—	100.00%
Interest from Federal Obligations	5.96%	5.96%	5.96%	5.96%	—	5.96%
Long-Term Capital Gain Dividend	$—	$—	$0.185697	$—	$0.261503	$—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the distributions you received is exempt from state income tax.

Please retain this information for your records.

46	Smith Barney Social Awareness Fund

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Smith Barney Social Awareness Fund

TRUSTEES	OFFICERS (continued)
Lee Abraham	John Chiota
Jane F. Dasher	Chief Anti-Money Laundering
R. Jay Gerken, CFA	Compliance Officer
Chairman
Richard E. Hanson, Jr.	Robert I. Frenkel
Paul Hardin	Secretary and Chief Legal Officer
Roderick C. Rasmussen
John P. Toolan	INVESTMENT MANAGER
Smith Barney Fund
OFFICERS	Management LLC
R. Jay Gerken, CFA
President and	DISTRIBUTORS
Chief Executive Officer	Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC
Andrew B. Shoup	PFS Investments Inc.
Senior Vice President and
Chief Administrative Officer	CUSTODIAN
State Street Bank and
Robert J. Brault	Trust Company
Chief Financial Officer
and Treasurer	TRANSFER AGENT
PFPC Inc.
Ellen S. Cammer	4400 Computer Drive
Vice President and	Westborough, Massachusetts
Investment Officer	01581

Charles P. Graves III, CFA	INDEPENDENT
Vice President and	REGISTERED PUBLIC
Investment Officer	ACCOUNTING FIRM
KPMG LLP
Eugene J. Kirkwood	345 Park Avenue
Vice President and	New York, New York 10154
Investment Officer

Ted P. Becker
Chief Compliance Officer

Smith Barney Equity Funds
Smith Barney Social Awareness Fund

The Fund is a separate investment fund of the Smith Barney Equity Funds, a Massachusetts business trust.

SMITH BARNEY SOCIAL AWARENESS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

This report is submitted for the general information of the share-holders of Smith Barney Social Awareness Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD0912 3/06                               06-9765

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, the Chairperson of the
Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to
Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2005 and January 31, 2006
(the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the
"Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were
$31,500 in 2005 and $31,500 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the
Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith
Barney Equity Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-
approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,100 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Equity
Funds

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund
Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Equity Funds requiring pre-approval by the Audit Committee in the
Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company
(the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or
one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the
Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i)
bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting
Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund
(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the
Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the
Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Equity Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Equity Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith
Barney Equity Funds during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. The Smith Barney Equity Funds‘ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Smith
Barney Equity Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable. ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of
1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Equity Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Equity Funds

Date:	April 10, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Equity Funds

Date:	April 10, 2006

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Equity Funds

Date:	April 10, 2006